UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 4, 2008 (April 3, 2008)

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MASSEY ENERGY COMPANY
(Exact name of registrant as specified in its charter)

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Delaware	1-7775	95-0740960
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

4 North 4th Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 4, 2008, Massey Energy Company (the “Registrant”) issued a press release which announced that its Board of Directors approved an additional $90 million in capital spending for 2008 to accelerate the Registrant’s expansion projects and to update guidance.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Registrant pursuant to Item 2.02 “Results of Operations and Financial Condition.” In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01. Other Events.

On April 3, 2008, the Registrant issued a press release announcing that the West Virginia Supreme Court overturned a $76 million judgment against the Registrant.  The Registrant’s press release dated April 3, 2008 is attached as Exhibit 99.2 and is hereby incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated April 4, 2008 issued by the Registrant entitled “Massey Energy Accelerates Expansion, Updates Guidance: Management to Present at Howard Weil Energy Conference.”

99.2	Press release dated April 3, 2008 issued by the Registrant entitled “West Virginia Supreme Court Sides Again with Massey Energy Company: Overturns $76 Million Judgment in Harman Case.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

Date: April 4, 2008	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Vice President and Corporate Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press release dated April 4, 2008 issued by the Registrant entitled “Massey Energy Accelerates Expansion, Updates Guidance: Management to Present at Howard Weil Energy Conference.”
99.2	Press release dated April 3, 2008 issued by the Registrant entitled “West Virginia Supreme Court Sides Again with Massey Energy Company: Overturns $76 Million Judgment in Harman Case.”